                                                                   Exhibit 10.16


                                 AMENDMENT NO. 3
                  TO LOAN AND SECURITY AGREEMENT ("AGREEMENT")
                          DATED JANUARY 31, 1996 AMONG
             AMERICAN SHARED-CURACARE AND CURACARE, INC. (BORROWER),
                AMERICAN SHARED HOSPITAL SERVICES ("GUARANTOR"),
                 ERNEST A. BATES, M.D. ("INDIVIDUAL GUARANTOR"),
              AND DVI BUSINESS CREDIT RECEIVABLES CORP. ("LENDER")

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

1) The Agreement shall be renewed for two (2) years effective May 31, 1997. Upon execution hereof, Borrower shall pay Lender a renewal fee equal to 1% of the Commitment Amount.

2) Section 2.8 "Interest on the Loans" shall be amended and replaced in its entirety with the following:

    "Interest on the Loans": All advances shall bear interest on the unpaid principal amount thereof from the date made until paid in full at a fluctuating rate equal to the Base Rate plus three and three quarter percent (3.75%). The outstanding principal balance of all other Obligations shall bear interest from the date such Obligations are due until paid in full at a fluctuating rate equal to the Base Rate plus three and three quarter percent (3.75%). Interest accrued but not paid pursuant to Section 2.5 shall be treated as an Advance if not otherwise paid within five (5) days of the end of the month in which it accrues.

Any provision in Amendment No. 3 ("Amendment") hereof that may be contrary to any provision of the Agreement shall prevail and override the Agreement. Except as expressly set forth herein, all other provisions of the Agreement shall remain in full force and effect. Both parties warrant to each other that this Amendment has been authorized and duly executed and is binding on both parties hereto as of 30th day of April, 1997.

LENDER:
DVI BUSINESS CREDIT RECEIVABLES CORP.

By: /s/ Cynthia J. Cohn
   ---------------------
Name:  Cynthia J. Cohn

Title:  Executive Vice President

BORROWER:                                          BORROWER:
AMERICAN SHARED-CURACARE                           CURACARE, INC.
A CALIFORNIA PARTNERSHIP

By: /s/ Ernest A. Bates                            By: /s/ Ernest A. Bates
   --------------------------                         --------------------------
Name: Ernest A. Bates, M.D.                        Name: Ernest A. Bates, M.D.

Title: Chairman & CEO, American Shared             Title: President
Hospital Services, general partner

The undersigned acknowledges that DVI has no obligation to provide it with notice of, or to obtain its consent to, the terms of this Amendment to Loan and Security Agreement. The undersigned nevertheless acknowledges and agrees to the terms and conditions of this Amendment and acknowledges that its Guaranty remains fully valid, binding, and enforceable against it in accordance with its terms.

GUARANTOR:                                    GUARANTOR:
AMERICAN SHARED HOSPITAL SERVICES             ERNEST A. BATES, M.D., INDIVIDUAL

By: /s/ Ernest A. Bates                       By:  /s/ Ernest A. Bates
   --------------------------                    --------------------------
Print Name: Ernest A. Bates, M.D.             Print Name: Ernest A. Bates, M.D.,
                                                          an Individual
Title: Chairman & CEO

Date: April 23, 1997                          Date: April 23, 1997